United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

IMS HEALTH INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-14049	06-1506026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1499 Post Road, Fairfield, Connecticut  06824

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 319-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

On March 17, 2005, the Registrant, together with two of its wholly-owned subsidiaries, Coordinated Management Systems, Inc. and IMS AG (collectively, the “Subsidiaries”), entered into an Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. (the “LLC Agreement”).  The other parties to the LLC Agreement were Utrecht-America Finance Co. and Edam, L.L.C. (collectively, the “Third Party Investors”), both of which are unrelated to the Registrant.  The LLC Agreement was entered into in connection with the conversion of IMS Health Licensing Associates, L.P. (the “Limited Partnership”) into a Delaware limited liability company with the name, IMS Health Licensing Associates, L.L.C. (the “LLC”).  The Limited Partnership was a Delaware limited liability partnership to which the Subsidiaries had contributed assets and in which they held a controlling (91%) interest and to which the Third Party Investors had contributed $100,000,000 in 1997 and in which they held a minority (9%) interest. Like the Limited Partnership, the LLC is a separate and distinct legal entity that is in the business of licensing database assets and computer software.  In connection with the conversion, the Registrant acquired a direct interest in the Limited Partnership through a dividend of a portion of one of the Subsidiaries’ interests in the Limited Partnership.  The interests in the Limited Partnership held by the Registrant and the Subsidiaries were converted into membership interests in the LLC, which in the aggregate constitute a controlling (91%) interest in the LLC and the Registrant became the sole managing member of the LLC.  The Third Party Investors’ interests in the Limited Partnership were converted into membership interests in the LLC constituting a minority (9%) interest in the LLC.  The LLC Agreement governs the relationship between the Registrant, the Subsidiaries and the Third Party Investors with respect to their interests in the LLC and reflects substantially the same terms as the Eighth Amended and Restated Agreement of Limited Partnership of IMS Health Licensing Associates, L.P., dated as of July 1, 2003, which is filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “10-K”).  Under the terms of the LLC Agreement, the Third Party Investors have the right to take steps that would result in the liquidation of their membership interest in the LLC on June 30, 2006.

On March 17, 2005, the Registrant also entered into the Third Amended and Restated IMS Health Guaranty (the “Guaranty”), pursuant to which the Registrant guarantees in favor of the Third Party Investors the performance of the Subsidiaries under the LLC Agreement.  The Guaranty reflects substantially the same terms as the Second Amended and Restated IMS Health Guaranty made by IMS Health Incorporated in favor of Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2003, which is filed as Exhibit 10.6 to the 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED

Date: March 23, 2005	By:	/s/ Robert H. Steinfeld
Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary